UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 6, 2020

COGENT BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38443	46-5308248
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Cambridge Park Drive, Suite 2500 Cambridge, Massachusetts		02140
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (617) 945-5576

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value	COGT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02 Results of Operations and Financial Condition.

On November 9, 2020, Cogent Biosciences, Inc., a Delaware corporation (the “Company”), issued a press release announcing its financial results for the quarter ended September 30, 2020. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The information in this Item 2.02 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 3.03 Material Modification to Rights of Security Holders.

On November 6, 2020, the Company filed an amendment to the third amended and restated certificate of incorporation of the Company (the “Stock Split Amendment”) with the Secretary of State of the State of Delaware to effect a reverse stock split of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a ratio of 1-for-4 (the “Reverse Stock Split”). The shares of Common Stock listed on The Nasdaq Global Select Market will commence trading on The Nasdaq Global Select Market on a post-Reverse Stock Split adjusted basis at the open of business on November 9, 2020 at which time the Common Stock will be represented by a new CUSIP number, 19240Q 201.

As disclosed below under Item 5.07, at the special meeting of the Company’s stockholders held on November 6, 2020 (the “Special Meeting”), the Company’s stockholders approved the adoption of an amendment to the third amended and restated certificate of incorporation of the Company, to effect a reverse stock split at a ratio of not less than one-for-four and not more than one-for-eight, such ratio and the implementation and timing of such reverse stock split to be determined in the discretion of the Board of Directors of the Company (the “Board”) at any time prior to November 6, 2021. On October 30, 2020, the Board approved the Reverse Stock Split, subject to the approval of the Company’s stockholders. As a result of the Reverse Stock Split, the number of issued and outstanding shares of Common Stock immediately prior to the Reverse Stock Split was reduced to a smaller number of shares, such that every four shares of Common Stock held by a stockholder immediately prior to the Reverse Stock Split were combined and reclassified into one share of Common Stock. Immediately following the Reverse Stock Split there were 11,342,400 shares of Common Stock outstanding.

No fractional shares were issued in connection with the Reverse Stock Split. Any fractional shares resulting from the Reverse Stock Split were rounded down to the nearest whole number, and each stockholder who would otherwise be entitled to a fraction of a share of Common Stock upon the Reverse Stock Split (after aggregating all fractions of a share to which such stockholder would otherwise be entitled) was, in lieu thereof, entitled to receive a cash payment determined by multiplying the average closing price per share of Common Stock on the Nasdaq Global Select Market on the 10 consecutive trading days prior to November 6, 2020, by the fraction of a share of Common Stock to which each stockholder would otherwise be entitled.

The foregoing description of the Stock Split Amendment is not complete and is subject to and qualified in its entirety by reference to the Stock Split Amendment, a copy of which is attached hereto as Exhibit 3.1, and is incorporated herein by reference.

Item 5.03 Amendments to Certificate of Incorporation.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 6, 2020, the Company held the Special Meeting. The following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the Special Meeting. The final voting results do not reflect the Reverse Stock Split.

(a) Proposal 1 — Approval of the Issuance of Common Stock upon Conversion of the Preferred Stock. Stockholders approved the issuance of Common Stock upon conversion of the Company’s Series A Non-Voting Convertible Preferred Stock, par value $0.001 per share, issued in a merger that closed on July 6, 2020 (the “Merger”) and a private placement offering that closed on July 9, 2020 in accordance with Nasdaq Listing Rule 5635, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,160,349	29,393	10,049	4,696,515

The above voting results for Proposal 1 do not include the 6,235,903 shares of Common Stock that were issued in the Merger that were not entitled to vote on Proposal 1 for purposes of the Nasdaq rules. These 6,235,903 shares of Common Stock were voted in favor of Proposal 1 for purposes of adopting the proposal under Delaware law. However, to comply with the Nasdaq rules, the Company instructed the inspector of elections to conduct a separate tabulation, which is set forth above, that subtracted 6,235,903 shares from the total number of shares voted in favor of Proposal 1 for purposes of determining whether the proposal was adopted.

(b) Proposal 2 — Approval of the Reverse Stock Split. The Stock Split Amendment was approved, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,614,642	483,286	34,281	N/A

(c) Proposal 3 — Consider and Vote Upon an Adjournment of the Special Meeting. The adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1 and/or 2 was approved, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,791,596	324,351	16,262	N/A

Item 9.01 Financial Statements and Exhibits.

A copy of the unqualified opinion of Goodwin Procter LLP is filed as Exhibit 5.1 herewith and hereby incorporated by reference herein in connection with the issuance of the shares of Common Stock pursuant to the Registration Statement on Form S-3 (File No. 333-248971) filed with the Securities and Exchange Commission on September 22, 2020, and declared effective as of October 15, 2020.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Third Amended and Restated Certificate of Incorporation of Cogent Biosciences, Inc. related to the Reverse Stock Split, dated November 6, 2020

5.1	Opinion of Goodwin Procter LLP

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)

99.1	Press release issued by Cogent Biosciences, Inc. on November 9, 2020, furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2020	COGENT BIOSCIENCES, INC.

	By:	/s/ John Green
John Green
Chief Financial Officer